Rule 497(e)
                                              File Nos. 333-15119 and 811-07893

                                                                   Statement of
                                                         Additional Information
                                                              November 25, 1996

LANDMARK SMALL CAP EQUITY VIP FUND

      Variable Annuity Portfolios (the "Trust") is an investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 18, 1996. The Trust offers shares of Landmark Small Cap Equity VIP Fund (the "Fund"), as well as the shares of four other series. The shares of the Fund are offered only to separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies. The address and telephone number of the Trust are 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679.

      FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


Table of Contents
                                                                           Page
The Trust                                                                   2
Investment Objective and Policies                                           2
Description of Permitted Investments and
  Investment Practices                                                      3
Investment Restrictions                                                     8
Performance Information                                                    11
Determination of Net Asset Value; Valuation of
  Securities; Additional Redemption Information                            11
Management                                                                 13
Portfolio Transactions                                                     18
Description of Shares, Voting Rights and Liabilities                       19
Certain Additional Tax Matters                                             20
Financial Statements                                                       21


      This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Trust's Prospectus, dated November 25, 1996, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's distributor at (617) 423-1679 or a Participating Insurance Company.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                  1. THE TRUST

      Variable Annuity Portfolios, the Trust, is an investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on October 18, 1996. This Statement of Additional Information relates to Landmark Small Cap Equity VIP Fund, a series of the Trust. The Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by Separate Accounts of Participating Insurance Companies.

      Citibank, N.A. ("Citibank" or the "Manager") is investment adviser and also provides certain administrative services to the Fund. The Manager manages the investments of the Fund from day to day in accordance with the Fund's investment objective and policies. The selection of investments for the Fund and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

      The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. Shares of the Fund are continuously sold by The Landmark Funds Broker-Dealer Services, Inc., the Funds' distributor ("LFBDS" or the "Distributor"), only to Separate Accounts.


                      2. INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is long-term capital growth. Dividend income, if any, is incidental to the Fund's investment objective.

      The investment objective of the Fund may be changed by its Trustees without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objective.

      The Prospectus contains a discussion of the various types of securities in which the Fund may invest and the risks involved in such investments. The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund.

      While it is the policy of the Fund to invest its assets in a broadly diversified portfolio of equity securities consisting mainly of common stocks of U.S. issuers, the Fund may also invest in other types of securities such as fixed income securities and convertible and non-convertible bonds.

      The Trust has also adopted the following policies with respect to the Fund's investments in (i) warrants and (ii) securities of issuers with less than three years' continuous operation. The Trust's purchases of warrants for the Fund will not exceed 5% of the Fund's net assets. Included within that amount, but not exceeding 2% of its net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Any such warrants will be valued at their market value except that warrants which are attached to securities at the time such securities are acquired for the Fund will be deemed to be without value for the purpose of this restriction. The Trust will not invest more than 5% of the Fund's assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

        3. DESCRIPTION OF PERMITTED INVESTMENTS AND INVESTMENT PRACTICES

REPURCHASE AGREEMENTS

      The Fund may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund are fully collateralized, with such collateral being marked to market daily.

SECURITIES OF NON-U.S. ISSUERS

      The Fund may invest in securities of non-U.S. issuers. Investing in securities of foreign issuers may involve significant risks not present in domestic investments. For example, the value of such securities fluctuates based on the relative strength on the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

      It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

      Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

      American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

      The Fund may invest in securities of non-U.S. issuers that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

SHORT SALES "AGAINST THE BOX"

      In a short sale, a fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund, in accordance with its investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities sold convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

      The Fund does not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

      The Manager does not expect that more than 40% of the Fund's total assets would be involved in short sales against the box. The Manager does not currently intend to engage in such sales.

LENDING OF SECURITIES

      Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee from the borrower in the event the collateral consists of securities. The Fund, would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager to be of good standing, and when, in the judgment of the Manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Manager determines to make loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

WHEN-ISSUED SECURITIES

      The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund would take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Manager determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

RULE 144A SECURITIES

      Consistent with applicable investment restrictions, the Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Fund will not invest more than 15% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and restricted securities, unless the Board of Trustees of the Trust determines, based on the trading markets for the specific restricted security, that it is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Trustees, however, retain sufficient oversight and are ultimately responsible for the determinations.

      Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Trust's Trustees will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. The liquidity of investments in Rule 144A securities could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

FUTURES CONTRACTS

      The Fund may enter into stock index futures contracts and/or foreign currency futures contracts. Such investment strategies will be used for hedging purposes and for nonhedging purposes, subject to applicable law.

      A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

      While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when the Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable.

      The Fund may enter into stock index futures contracts to gain stock market exposure while holding cash available for investments and redemptions.

      The Fund may purchase and sell foreign currency futures contracts to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      Although the use of futures for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if the Fund sells a futures contract to protect against losses in the securities held by the Fund), at the same time the futures contract limits any potential gain which might result from an increase in value of a hedged position.

      In addition, the ability effectively to hedge all or a portion of the Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where the Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy and sell.

      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

      The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others.

The Manager does not believe that these trading and position limits would have an adverse impact on the Fund's hedging strategies.

      CFTC regulations require compliance with certain limitations in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit the Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets.

      The Fund will comply with this CFTC requirement, and the Fund currently intends to adhere to the additional policies described below. First, an amount of cash or cash equivalents will be maintained by the Fund in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that the Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by the Fund not exceed approximately 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract.

      The ability of the Fund to engage in futures transactions may be limited by the current federal income tax requirement that less than 30% of the Fund's gross income be derived from the sale or other disposition of stock or securities held for less than three months. In addition, the use of futures contracts may increase the amount of taxable income of the Fund and may affect the amount, timing and character of the Fund's income for tax purposes, as more fully discussed herein in the section entitled "Certain Additional Tax Matters."


                           4. INVESTMENT RESTRICTIONS

      The Trust, on behalf of the Fund, has adopted the following policies which may not be changed with respect to the Fund without approval by holders of a majority of the outstanding voting securities of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

      The Fund may not:

      (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed (nor purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value). It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

      (2) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

      (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund, except that the Fund may invest all or substantially all of its investable assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund (a "Qualifying Portfolio").

      (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state), except that the Fund may invest all or substantially all of its investable assets in a Qualifying Portfolio.

      (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry.

      (6) Underwrite securities issued by other persons, except that all the assets of the Fund may be invested in a Qualifying Portfolio and except in so far as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

      (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

      (8) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.

NON-FUNDAMENTAL RESTRICTIONS

      The Fund does not as a matter of operating policy:

      (i) borrow money in excess of 10% of the total assets of the Fund (taken at cost), except that the Fund may borrow up to 25% of its total assets when such borrowing is necessary to meet redemption requests (moreover, the Fund will not purchase any securities for the Fund at any time at which borrowings exceed 5% of the total assets of the Fund (taken at market value)),

      (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value),

      (iii)sell any security which the Fund does not own unless by virtue of the ownership of other securities there is at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions,

     (iv) invest for the purpose of exercising control or management, except that all of the assets of the Fund may be invested in a Qualifying Portfolio,

      (v) purchase securities issued by any registered investment company, except that all of the assets of the Fund may be invested in a Qualifying Portfolio and except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken in each case at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund (for purposes of this clause (v) securities of non-U.S. banks shall be treated as investment company securities, except that debt securities and non-voting preferred stock of non-U.S. banks are not subject to the 10% limitation described herein),

      (vi) knowingly invest in securities which are not readily marketable or which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the Securities Act if the Board of Trustees of the Trust determines that a liquid market exists for such securities) if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Trust may invest all or substantially all of the Fund's assets in a Qualifying Portfolio,

     (vii) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Manager, if after the purchase of the securities of such issuer by the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value,

      (viii) write, purchase or sell any put or call option or any combination thereof or enter into any futures contract, except that this restriction shall not prevent the Fund from entering into transactions involving futures contracts and non-U.S. currencies as described in the Prospectus and this Statement of Additional Information,

      (ix) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (the Fund does not presently intend to make such short sales for investment purposes), or

     (x) invest more than 20% of is total assets in the securities of issuers located in any one foreign country, except that the Fund may have an additional 15% of its total assets in the securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or Germany.

      These policies are not fundamental and may be changed by the Fund without the approval of its shareholders.

PERCENTAGE AND RATING RESTRICTIONS

      If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in this Registration Statement is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities or a later change in the rating of the securities held for the Fund will not be considered a violation of policy.


                           5. PERFORMANCE INFORMATION

      A total rate of return quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and
(z) subtracting 1 from the result. Total rates of return may also be calculated on investments at various sales charge levels or at net asset value. Any performance data which is based on a reduced sales charge or net asset value would be reduced if the maximum sales charge were taken into account.

      Any current yield quotation for the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

      Yields and total returns quoted for the Fund include the effect of deducting the Fund's expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Fund can be purchased only through a variable annuity contract or variable life insurance policy, a purchaser of such contract or policy should carefully review the prospectus for the applicable variable annuity contract or variable life insurance policy for information on relevant charges and expenses. Including these charges in the quotations of the Fund's yield and total return would have the effect of decreasing performance. Performance information for the Fund must always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Fund.


               6. DETERMINATION OF NET ASSET VALUE; VALUATION OF
                 SECURITIES; ADDITIONAL REDEMPTION INFORMATION

      The net asset value of each share of the Fund is determined each day during which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, such Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of net asset value of shares of the Fund is made once each day as of the close of regular trading on such Exchange (normally 4:00 p.m. Eastern time) by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made. A share's net asset value is effective for orders received by the Trust prior to its calculation and received by the Distributor prior to the close of the business day on which such net asset value is determined.

      For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

      Interest income on long-term obligations held for the Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

      Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

      The Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC"), exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable;
(b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.


                                 7. MANAGEMENT

TRUSTEES

      The Trustees and officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts.

TRUSTEES OF THE TRUST

H.B. ALVORD (aged 74) -- Treasurer-Tax Collector, County of Los Angeles (retired, March, 1984); Chairman, certain registered investment companies in the 59 Wall Street funds group. His address is 1450 Oleada Road, Pebble Beach, California.

ELLIOTT J. BERV (aged 53) -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since June, 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June, 1991 to June, 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May, 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE* (aged 45) -- President of the Trust; Chief Executive Officer, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

MARK T. FINN (aged 53) -- President and Director, Delta Financial, Inc. (since June, 1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April, 1990); Director, Vantage Consulting Group, Inc. (since October, 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

RILEY C. GILLEY (aged 70) -- Vice President and General Counsel, Corporate Property Investors (November, 1988 to December, 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December, 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON (aged 56) -- Professor, Babson College (since September,
1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September, 1992 to September, 1993); Professor, Darden Graduate School of Business, University of Virginia (September, 1978 to September,
1993); Consultant to PanAgora Asset Management (since 1994). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY (aged 45) -- President, Global Research Associates, Inc. (Investment Research) (since August, 1990); Adviser, Rockefeller & Co. (March,

1988 to July, 1990); Trustee, Mainstay Institutional Funds (since December,
1990). Her address is P.O. Box 9572, New Haven, Connecticut.

C. OSCAR MORONG, JR. (aged 61) -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February, 1993); Senior Vice President and Investment Adviser, CREF Investments, Teachers Insurance & Annuity Association (retired January, 1993); Director, Indonesia Fund; Director, MAS Funds. His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III (aged 70) -- President, Benchmark Consulting Group, Inc. (since 1991); Principal, Robb Associates (corporate financial advisers) (since
1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN (aged 62) -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978-1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR. (aged 76) -- Vice President-Investments, Sun Company, Inc. (retired, April, 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

OFFICERS OF THE TRUST

PHILIP W. COOLIDGE* (aged 45) -- President of the Trust; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

SAMANTHA M. BURGESS* (aged 26) -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc. (since November, 1995); Graduate Student, Loyola University (prior to August, 1995).

CHRISTINE A. DRAPEAU* (aged 26) -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc. (since January, 1996); Paralegal and Compliance Officer, various financial companies (July, 1992 to January, 1996); Graduate Student, Bentley College (prior to December, 1994).

JOHN R. ELDER* (aged 48) -- Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since April, 1995); Treasurer, The Landmark Funds Broker-Dealer Services, Inc. (since April, 1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (1983 to March, 1995).

LINDA T. GIBSON* (aged 31) -- Secretary of the Trust; Vice President,
Signature Financial Group, Inc. (since May, 1992); Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since October, 1992); Law Student, Boston University School of Law (September, 1989 to May, 1992).

JOAN R. GULINELLO* (aged 41) -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since October,
1993); Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since October, 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October, 1993).

JAMES E. HOOLAHAN* (aged 49) -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI* (aged 32) -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group (Cayman), Ltd. (since August, 1994); Senior Fund Administrator, Signature Financial Group, Inc. (since August, 1994); Assistant Treasurer, Signature Broker-Dealer Services, Inc. (since September, 1994); Fund Compliance Administrator, Concord Financial Group (November, 1990 to August, 1994). Her address is Elizabethan Square, George Town, Grand Cayman, Cayman Islands, BWI.

MOLLY S. MUGLER* (aged 45) -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since December,
1988).

KARYN A. NOKE* (aged 25) - Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group (Cayman), Ltd. (since September, 1996); Assistant Vice President, Signature Financial Group, Inc. (May, 1993 to August, 1996); Student, University of Massachusetts (prior to May, 1993).

SHARON M. WHITSON* (aged 48) -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc. (since November, 1992); Associate Trader, Massachusetts Financial Services Company (prior to November, 1992).

JULIE J. WYETZNER* (aged 37) -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.

      The Trustees and officers of the Trust also hold comparable positions with certain other funds for which The Landmark Funds Broker-Dealer Services, Inc., Signature Financial Group, Inc. or their affiliates serve as the distributor or administrator.

      As of the date of this Statement of Additional Information, there are no shareholders of the Fund.

      The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

      The Trustees of the Trust (with the exception of Mr. Coolidge, who will receive no remuneration from the Trust) are expected to receive the following remuneration from the Trust during its fiscal year ending December 31, 1997:

                                                                                      TOTAL
                                               PENSION OR                          COMPENSATION
                              AGGREGATE        RETIREMENT          ESTIMATED      FROM REGISTRANT
                            COMPENSATION     BENEFITS ACCRUED       ANNUAL           AND FUND
      NAME OF PERSON,           FROM         AS PART OF FUND     BENEFITS UPON     COMPLEX PAID
         POSITION           REGISTRANT(1)       EXPENSES           RETIREMENT     TO TRUSTEES (1)

   H.B. ALVORD                $1,500              NONE                NONE           $44,000
   ELLIOT J. BERV             $1,500              NONE                NONE           $49,000
   MARK T. FINN               $1,500              NONE                NONE           $44,000
   RILEY C. GILLEY            $1,500              NONE                NONE           $44,000
   DIANA R. HARRINGTON        $1,500              NONE                NONE           $49,000
   SUSAN B. KERLEY            $1,500              NONE                NONE           $49,000
   C. OSCAR MORONG, JR.       $1,500              NONE                NONE           $64,000
   WALTER E. ROBB, III        $1,500              NONE                NONE           $44,000
   E. KIRBY WARREN            $1,500              NONE                NONE           $44,000
   WILLIAM S. WOODS, JR.      $1,500              NONE                NONE           $44,000


   (1) Information is estimated with respect to the fiscal year ending December 31, 1997. Messrs. Alvord, Berv, Coolidge, Finn, Gilley, Morong, Robb, Warren and Woods and Mses. Harrington and Kerley are trustees of 17, 17, 33, 19, 16, 17, 17, 17, 16, 16 and 16 funds, respectively, of the Landmark Family of Funds.


MANAGER

      Citibank manages the assets of the Fund and provides certain administrative services to the Trust pursuant to a management agreement (the "Management Agreement") with the Trust. Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. The Management Agreement with the Trust will continue in effect until November 8, 1998 and thereafter as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

      Citibank provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. Trustees, officers, and investors in the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and directors, officers and employees of Citibank are or may become similarly interested in the Trust.

      The Management Agreement provides that Citibank may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust, when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Board of Trustees of the Trust, or by

Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Management Agreement with the Trust.

      The Prospectus contains a description of the fees payable to Citibank for services under the Management Agreement. Citibank, if required by state law, will reimburse the Fund or waive all or a portion of its management fees to the extent that the expenses of the Fund exceed the expense limitation prescribed by any state in which the Fund is qualified for offer or sale.

      Pursuant to a sub-administrative services agreement with Citibank, LFBDS performs such sub-administrative duties for the Trust as from time to time are agreed upon by Citibank and LFBDS. For performing such sub-administrative services, LFBDS receives compensation as from time to time is agreed upon by Citibank, not in excess of the amount paid to Citibank for its services under the Management Agreement with the Trust. All such compensation is paid by Citibank.

      LFBDS is a wholly-owned subsidiary of Signature Financial Group, Inc.

DISTRIBUTOR

      LFBDS serves as the Distributor of the Trust's shares pursuant to a Distribution Agreement with the Trust. Unless otherwise terminated, the Distribution Agreement continues in effect from year to year upon annual approval by the Trust's Board of Trustees, or by the vote of a majority of the outstanding shares of the Trust and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act. LFBDS is not currently paid a fee for the provision of distribution services with respect to shares of the Fund.

TRANSFER AGENT AND CUSTODIAN

      The Trust has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent for the Fund. The Trust also has entered into a Custodian Agreement and Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for the Fund. See "Custodian, Transfer Agent and Fund Accountant" in the Prospectus for additional information. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS

      Price Waterhouse LLP are the independent certified public accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of Price Waterhouse LLP is 160 Federal Street, Boston, Massachusetts 02110.

                           8. PORTFOLIO TRANSACTIONS

      The Trust trades securities for the Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective. Changes in the Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Manager in a similar capacity.

      The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Manager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Fund and other clients of the Manager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Manager normally seeks to deal directly with the primary market markers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Manager on the tender of the Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Manager. At present no other recapture arrangements are in effect.

      Under the Management Agreement, in connection with the selection of such brokers or dealers and the placing of such orders, the Manager is directed to seek for the Fund in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Manager or the Fund, subject to any applicable laws, rules and regulations.

      The investment advisory fee that the Fund pays to the Manager will not be reduced as a consequence of the Manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Manager, the Manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

      In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the Manager's other clients. Investment decisions for the Fund and for the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

            9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest ($0.00001 par value per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Fund, CitiSelectSM VIP Folio 200, CitiSelectSM VIP Folio 300, CitiSelectSM VIP Folio 400 and CitiSelectSM VIP Folio 500 are the only current series of shares of the Trust and the Trust has reserved the right to create and issue additional series of shares. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust.

      Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no present intention to hold annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.
(See "Investment Restrictions.")

      The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

      The rights accompanying Fund shares are legally vested in the Separate Accounts. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote Fund shares held in Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. For a further discussion, please refer to the insurance company's Separate Account prospectus.


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      Share certificates will not be issued.

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


                       10. CERTAIN ADDITIONAL TAX MATTERS

      Any investment in zero coupon bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's transactions in options, futures contracts, and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts, and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Internal Revenue Code.

      Special tax considerations apply with respect to foreign investments. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the Fund. Investment by the Fund in certain "passive foreign investments companies" may also be limited in order to avoid a tax on the Fund. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.


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                            11. FINANCIAL STATEMENTS

      Not applicable.